                       SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 20, 2000



                            The Allstate Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




   Delaware                        1-11840                       36-3871531
-----------------               ----------------              -----------------
(State or Other                   (Commission                   (IRS Employer
 Jurisdiction of                   File Number)                  Identification
 Incorporation)                                                  Number)


  2775 Sanders Road, Northbrook, Illinois                           60062
-------------------------------------------                     -------------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code (847) 402-5000
                                                   --------------






                                  Page 1 of 17
                             Exhibit Index at page 4
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Item 5.   OTHER EVENTS


     On April 20, 2000, the Registrant issued the press release attached hereto as Exhibit 99.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS


     (c)  Exhibits



Exhibit No.                             Description
-----------                             -----------
     99                            Registrant's press release dated
                                   April 20, 2000

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        THE ALLSTATE CORPORATION




                                        By /s/ Samuel H. Pilch
                                           -------------------
                                           Name:  Samuel H. Pilch
                                           Title: Controller


April 26, 2000

                                INDEX TO EXHIBITS

                                                                      Sequential
                                                                      Page
Number                   Description                                  Number
------                   -----------                                  ------
99                  Registrant's press release dated                  5
                    April 20, 2000